UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 19, 2008

Concho Resources Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-33615	76-0818600

(Commission File Number)	(I.R.S. Employer Identification No.)

550 West Texas Avenue, Suite 100
Midland, Texas	79701

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (432) 683-7443
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Employment Agreement with Timothy A. Leach
     On December 19, 2008, Concho Resources Inc. (the “Company”) entered into a new employment agreement with its Chief Executive Officer, Timothy A. Leach (the “Leach Agreement”), which replaces and supersedes the Company’s prior employment agreement with Mr. Leach. The Leach Agreement is for a term of three years, subject to termination upon notice or certain other conditions, and automatically extends for an additional one year period every year thereafter unless either party gives written notice that the automatic extension will not occur within 90 days prior to the first day of the extension period. The provisions of the Leach Agreement are substantially similar to the provisions of Mr. Leach’s prior employment agreement with the Company, other than: (i) Mr. Leach’s annual base salary is increased to $475,000; (ii) the definition of termination for “cause” is amended to add a prohibition on the use of Company stock owned or controlled by Mr. Leach as collateral for a securities margin account; (iii) a provision is added such that in the event of Mr. Leach’s death or disability, an amount equal to Mr. Leach’s annual base salary will be paid out over a period of 24 months and a pro rated amount of Mr. Leach’s target bonus will be paid in a lump sum; (iv) the period in which Mr. Leach would receive payment of his base salary in an involuntary termination not involving a change of control is extended to 24 months and (v) the amount Mr. Leach would receive in the event of an involuntary termination involving a change of control is increased to be the amount equal to two times his annual base salary plus two times his Average Annual Bonus (as defined in the Leach Agreement).
     A copy of the Leach Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Leach Agreement contained herein is qualified in its entirety by reference to the full text of the Leach Agreement.
Employment Agreement with Steven L. Beal
     On December 19, 2008, the Company entered into a new employment agreement with its President and Chief Operating Officer, Steven L. Beal (the “Beal Agreement”), which replaces and supersedes the Company’s prior employment agreement with Mr. Beal. The Beal Agreement is for a term of three years, subject to termination upon notice or certain other conditions, and automatically extends for an additional one year period every year thereafter unless either party gives written notice that the automatic extension will not occur within 90 days prior to the first day of the extension period. The provisions of the Beal Agreement are substantially similar to the provisions of Mr. Beal’s prior employment agreement with the Company, other than: (i) Mr. Beal’s annual base salary is increased to $475,000; (ii) the definition of termination for “cause” is amended to add a prohibition on the use of Company stock owned or controlled by Mr. Beal as collateral for a securities margin account; (iii) a provision is added such that in the event of Mr. Beal’s death or disability, an amount equal to Mr. Beal’s annual base salary will be paid out over a period of 24 months and a pro rated amount of Mr. Beal’s target bonus will be paid in a lump sum; (iv) the period in which Mr. Beal would receive payment of his base salary in an involuntary termination not involving a change of control is extended to 24 months and (v) the amount Mr. Beal would receive in the event of an involuntary termination involving a change of control is increased to be the amount equal to two times his annual base salary plus two times his Average Annual Bonus (as defined in the Beal Agreement).
     A copy of the Beal Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The description of the Beal Agreement contained herein is qualified in its entirety by reference to the full text of the Beal Agreement.
Employment Agreement with E. Joseph Wright
     On December 19, 2008, the Company entered into a new employment agreement with its Vice President — Engineering and Land, E. Joseph Wright (the “Wright Agreement”), which replaces and supersedes the Company’s prior employment agreement with Mr. Wright. The Wright Agreement is for a term of three years, subject to termination upon notice or certain other conditions, and automatically extends for an additional one year period every year thereafter unless either party gives written notice that the automatic extension will not occur within 90 days prior to the first day of the extension period. The provisions of the Wright Agreement are substantially similar to the provisions of Mr. Wright’s prior employment agreement with the Company, other than: (i) Mr. Wright’s annual base salary is increased to $300,000; (ii) the definition of termination for “cause” is amended to add a prohibition on the use of Company stock owned or controlled by Mr. Wright as collateral for a securities margin account; (iii) a provision is added such that in the event of Mr. Wright’s death or disability, an amount equal to Mr. Wright’s annual base salary will be paid out over a period of 18 months and a pro rated amount of Mr. Wright’s target bonus will be paid in a lump sum; (iv) the period in which Mr. Wright would receive continued payment of his base salary in an involuntary termination not involving a change of control is extended to 18 months and (v) the amount Mr. Wright would receive in the event of an involuntary termination involving a change of control is increased to be the amount equal to two times his annual base salary plus two times his Average Annual Bonus (as defined in the Wright Agreement).
     A copy of the Wright Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference. The description of the Wright Agreement contained herein is qualified in its entirety by reference to the full text of the Wright Agreement.
Employment Agreement with Darin G. Holderness
     On December 19, 2008, the Company entered into a new employment agreement with its Vice President — Chief Financial Officer, Treasurer and Assistant Secretary, Darin G. Holderness (the “Holderness Agreement”), which replaces and supersedes the Company’s prior employment agreement with Mr. Holderness. The Holderness Agreement is for a term of three years, subject to termination upon notice or certain other conditions, and automatically extends for an additional one year period every year thereafter unless either party gives written notice that the automatic extension will not occur within 90 days prior to the first day of the extension period. The provisions of the Holderness Agreement are substantially similar to the provisions of Mr. Holderness’s prior employment agreement with the Company, other than: (i) Mr. Holderness’s annual base salary is increased to $285,000; (ii) the definition of termination for “cause” is amended to add a prohibition on the use of Company stock owned or controlled by

Mr. Holderness as collateral for a securities margin account; (iii) a provision is added such that in the event of Mr. Holderness’s death or disability, an amount equal to Mr. Holderness’s annual base salary will be paid out over a period of 18 months and a pro rated amount of Mr. Holderness’s target bonus will be paid in a lump sum; (iv) the period in which Mr. Holderness would receive continued payment of his base salary in an involuntary termination not involving a change of control is extended to 18 months and (v) the amount Mr. Holderness would receive in the event of an involuntary termination involving a change of control is increased to be the amount equal to two times his annual base salary plus two times his Average Annual Bonus (as defined in the Holderness Agreement).
     A copy of the Holderness Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference. The description of the Holderness Agreement contained herein is qualified in its entirety by reference to the full text of the Holderness Agreement.
Employment Agreement with David W. Copeland
     On December 19, 2008, the Company entered into a new employment agreement with its Vice President — General Counsel and Secretary, David W. Copeland (the “Copeland Agreement”), which replaces and supersedes the Company’s prior employment agreement with Mr. Copeland. The Copeland Agreement is for a term of three years, subject to termination upon notice or certain other conditions, and automatically extends for an additional one year period every year thereafter unless either party gives written notice that the automatic extension will not occur within 90 days prior to the first day of the extension period. The provisions of the Copeland Agreement are substantially similar to the provisions of Mr. Copeland’s prior employment agreement with the Company, other than: (i) Mr. Copeland’s annual base salary is increased to $265,000; (ii) the definition of termination for “cause” is amended to add a prohibition on the use of Company stock owned or controlled by Mr. Copeland as collateral for a securities margin account; (iii) a provision is added such that in the event of Mr. Copeland’s death or disability, an amount equal to Mr. Copeland’s annual base salary will be paid out over a period of 18 months and a pro rated amount of Mr. Copeland’s target bonus will be paid in a lump sum; (iv) the period in which Mr. Copeland would receive continued payment of his base salary in an involuntary termination not involving a change of control is extended to 18 months and (v) the amount Mr. Copeland would receive in the event of an involuntary termination involving a change of control is increased to be the amount equal to two times his annual base salary plus two times his Average Annual Bonus (as defined in the Copeland Agreement).
     A copy of the Copeland Agreement is attached hereto as Exhibit 10.5 and is incorporated herein by reference. The description of the Copeland Agreement contained herein is qualified in its entirety by reference to the full text of the Copeland Agreement.
Employment Agreement with Matthew G. Hyde
     On December 19, 2008, the Company entered into a new employment agreement with its Vice President — Exploration, Matthew G. Hyde (the “Hyde Agreement”), which replaces and supersedes the Company’s prior employment agreement with Mr. Hyde. The Hyde Agreement is for a term of three years, subject to termination upon notice or certain other conditions, and automatically extends for an additional one year period every year thereafter unless either party gives written notice that the automatic extension will not occur within 90 days prior to the first day of the extension period. The provisions of the Hyde Agreement are substantially similar to the provisions of Mr. Hyde’s prior employment agreement with the Company, other than: (i) Mr. Hyde’s annual base salary is increased to $300,000; (ii) the definition of termination for “cause” is amended to add a prohibition on the use of Company stock owned or controlled by Mr. Hyde as collateral for a securities margin account; (iii) a provision is added such that in the event of Mr. Hyde’s death or disability, an amount equal to Mr. Hyde’s annual base salary will be paid out over a period of 18 months and a pro rated amount of Mr. Hyde’s target bonus will be paid in a lump sum; (iv) the period in which Mr. Hyde would receive continued payment of his base salary in an involuntary termination not involving a change of control is extended to 18 months and (v) the amount Mr. Hyde would receive in the event of an involuntary termination involving a change of control is increased to be the amount equal to two times his annual base salary plus two times his Average Annual Bonus (as defined in the Hyde Agreement).
     A copy of the Hyde Agreement is attached hereto as Exhibit 10.6 and is incorporated herein by reference. The description of the Hyde Agreement contained herein is qualified in its entirety by reference to the full text of the Hyde Agreement.
Employment Agreement with Jack F. Harper
     On December 19, 2008, the Company entered into a new employment agreement with its Vice President — Business Development & Capital Markets, Jack F. Harper (the “Harper Agreement”), which replaces and supersedes the Company’s prior employment agreement with Mr. Harper. The Harper Agreement is for a term of three years, subject to termination upon notice or certain other conditions, and automatically extends for an additional one year period every year thereafter unless either party gives written notice that the automatic extension will not occur within 90 days prior to the first day of the extension period. The provisions of the Harper Agreement are substantially similar to the provisions of Mr. Harper’s prior employment agreement with the Company, other than: (i) Mr. Harper’s annual base salary is increased to $265,000; (ii) the definition of termination for “cause” is amended to add a prohibition on the use of Company stock owned or controlled by Mr. Harper as collateral for a securities margin account; (iii) a provision is added such that in the event of Mr. Harper’s death or disability, an amount equal to Mr. Harper’s annual base salary will be paid out over a period of 18 months and a pro rated amount of Mr. Harper’s target bonus will be paid in a lump sum; (iv) the period in which Mr. Harper would receive continued payment of his base salary in an involuntary termination not involving a change of control is extended to 18 months and (v) the amount Mr. Harper would receive in the event of an involuntary termination involving a change of control is increased to be the amount equal to two times his annual base salary plus two times his Average Annual Bonus (as defined in the Harper Agreement).
     A copy of the Harper Agreement is attached hereto as Exhibit 10.7 and is incorporated herein by reference. The description of the Harper Agreement contained herein is qualified in its entirety by reference to the full text of the Harper Agreement.
Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Employment Agreement, dated December 19, 2008, by and between Concho Resources Inc. and Timothy A. Leach

10.2	Employment Agreement, dated December 19, 2008, by and between Concho Resources Inc. and Steven L. Beal

10.3	Employment Agreement, dated December 19, 2008, by and between Concho Resources Inc. and E. Joseph Wright

10.4	Employment Agreement, dated December 19, 2008, by and between Concho Resources Inc. and Darin G. Holderness

10.5	Employment Agreement, dated December 19, 2008, by and between Concho Resources Inc. and David W. Copeland

10.6	Employment Agreement, dated December 19, 2008, by and between Concho Resources Inc. and Matthew G. Hyde

10.7	Employment Agreement, dated December 19, 2008, by and between Concho Resources Inc. and Jack F. Harper

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCHO RESOURCES INC.

Date: December 19, 2008	By: Name:	/s/ DAVID W. COPELAND David W. Copeland
	Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Employment Agreement, dated December 19, 2008, by and between Concho Resources Inc. and Timothy A. Leach

10.2	Employment Agreement, dated December 19, 2008, by and between Concho Resources Inc. and Steven L. Beal

10.3	Employment Agreement, dated December 19, 2008, by and between Concho Resources Inc. and E. Joseph Wright

10.4	Employment Agreement, dated December 19, 2008, by and between Concho Resources Inc. and Darin G. Holderness

10.5	Employment Agreement, dated December 19, 2008, by and between Concho Resources Inc. and David W. Copeland

10.6	Employment Agreement, dated December 19, 2008, by and between Concho Resources Inc. and Matthew G. Hyde

10.7	Employment Agreement, dated December 19, 2008, by and between Concho Resources Inc. and Jack F. Harper